1290 FUNDS®

SUPPLEMENT DATED APRIL 24, 2020 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) of 1290 Funds (the “Trust”), dated March 1, 2020, as supplemented. You should read this Supplement in conjunction with the Prospectus and SAI and retain it for future reference. You may obtain an additional copy of the Prospectus and SAI, free of charge, by calling 1-888-310-0416 or by sending an e-mail request to 1290Funds@dfinsolutions.com, or you can view, print and download a copy of these documents at the Trust’s website at www.1290funds.com.

The purpose of this Supplement is to provide you with information about the liquidation and termination of the 1290 Convertible Securities Fund, 1290 Global Talents Fund and 1290 Low Volatility Global Equity Fund (together, the “Funds” and each, a “Fund”).

Information Regarding 1290 Convertible Securities Fund, 1290 Global Talents Fund and 1290 Low Volatility Global Equity Fund

At a meeting held on April 21-22, 2020, the Trust’s Board of Trustees (the “Board”), upon the recommendation of AXA Equitable Funds Management Group, LLC, the Trust’s investment adviser, approved a Plan of Liquidation and Termination (the “Plan”) under which the Funds will liquidate and terminate. It is expected that the liquidations will take place on or about July 31, 2020 (the “Liquidation Date”). Under the Plan, each Fund will sell its portfolio securities for cash and will convert any other assets to cash or cash equivalents by the Liquidation Date and pay any liabilities. On the Liquidation Date, each Fund will distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. This distribution will be a taxable event for each shareholder that is not tax-exempt, resulting in a gain or loss measured by the difference between the amount distributed to the shareholder and the shareholder’s basis in the Fund’s shares. Once the distribution is complete, the Funds will terminate.

In anticipation of the liquidation, each Fund will close to new investments, effective on May 1, 2020. In addition, each Fund will sell its portfolio holdings in an orderly manner to convert its assets to cash. During this time, each Fund might not pursue its investment objectives or policies.

Please note that you may be eligible to exchange your shares of a Fund at net asset value per share at any time prior to the Liquidation Date for shares of the same share class of another 1290 Fund under certain circumstances. Please also note that you may redeem your shares of each Fund at any time prior to the Liquidation Date as described in the Funds’ Prospectus, dated March 1, 2020, as supplemented. In general, exchanges and redemptions are taxable events for shareholders. If you own Fund shares in a tax deferred account, such as an individual retirement account, 401(k) or 403(b) account, you should consult your tax adviser to discuss a Fund’s liquidation and determine its tax consequences.

For more information, please call 1-888-310-0416.

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